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                                                                EXHIBIT 10.1(d)



                     THIS DOCUMENT CONSTITUTES PART OF A
                PROSPECTUS COVERING SECURITIES THAT HAVE BEEN
                  REGISTERED UNDER THE SECUITIES ACT OF 1933


                              STOCK OPTION GRANT
                              ------------------


                THIS GRANT is made as of the 1st day of January,____ by ANTEC CORPORATION, a Delaware corporation (the "Corporation"), to___________ (the "Optionee").


        1.      INCORPORATION OF TERMS


                This Grant shall be governed by the attached ANTEC Corporation Stock Option Terms (the "Terms"), all of the provisions of which are hereby incorporated herein.


        2.      GRANT OF OPTION


                On the terms and conditions stated herein and in the Terms, the Corporation hereby grants to the Optionee the option to purchase_________ Shares as defined in the Terms for an exercise price of_______________________ dollars($________) per Share.


        3.      RIGHT TO EXERCISE


                Subject to the conditions and the exceptions set forth herein and in the Terms, this Option shall become exercisable for one-third (1/3) of the Shares on January 1,_____ another one-third (1/3) on January 1,______ and the remaining Shares on January 1,______.


        4.      TERM OF OPTION


                This Option shall in any event expire in its entirety January 1,______. This Option shall further expire as set forth in the Terms.


        5.      EXERCISE CONSTITUTES AGREEMENT TO REFRAIN FROM COMPETITION


                By exercising any portion of this Option, the Optionee will be signifying the agreement of Optionee to refrain for a period of nine months from the termination of Optionee's employment with the Corporation and its subsidiaries, from participating in any activities which are competitive with any activities of the Corporation or its subsidiaries in which the Optionee participated. Participation shall not include the ownership of less than 1% of a publicly traded security.


                IN WITNESS WHEREOF, the Corporation has caused this Grant to be executed on its behalf by its officer duly authorized to act on behalf of the Corporation.




                                        ANTEC CORPORATION
                                        a Delaware corporation


                                        By:    ________________________________
                                               Lawrence A. Margolis
                                        Its:   Executive Vice President